EXHIBIT 99.12(C)

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of January 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.045 per share to date in fiscal year 2014 (January 1, 2014 to January 31, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.019 (42%)	-- (0%)	-- (0%)	$0.026 (58%)
YTD	$0.045	$0.019 (42%)	-- (0%)	-- (0%)	$0.026 (58%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. Distributions of PFIC Income may result in a return of capital. The amount of net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Year-to-Date Total Return for fiscal year 2013 (January 1, 2013, through December 31, 2013) is set forth below. Shareholders should take note of the relationship between the Cumulative Year-to-date Total Return and the Fund’s Cumulative Distribution Rate for 2013, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (January 1, 2009, through December 31, 2013) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2013 to 12/31/2013
Cumulative Year-to-Date Total Return[1]	0.91%
Cumulative Distribution Rate[2]	5.97%
Preceding Five-Year Period 01/01/2009 to 12/31/2013
Average Annual Total Return[3]	19.04%
Average Annual Distribution Rate[4]	6.92%
Current Annualized Distribution Rate[5]	5.97%

1	Cumulative Year-to-Date Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2013, through December 31, 2013) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2013.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2013.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

January 13, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of February 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.09 per share to date in fiscal year 2014 (January 1, 2014 to February 28, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.016 (35%)	-- (0%)	-- (0%)	$0.029 (65%)
YTD	$0.09	$0.032 (35%)	-- (0%)	-- (0%)	$0.058 (65%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. Distributions of PFIC Income may result in a return of capital. The amount of net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Year-to-Date Total Return for fiscal year 2014 (January 1, 2014, through January 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Year-to-date Total Return and the Fund’s Cumulative Distribution Rate for 2014, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (February 1, 2009, through January 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities.

    Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 01/31/2014
Cumulative Year-to-Date Total Return[1]	0.28%
Cumulative Distribution Rate[2]	0.50%
Preceding Five-Year Period 02/01/2009 to 01/31/2014
Average Annual Total Return[3]	23.26%
Average Annual Distribution Rate[4]	6.84%
Current Annualized Distribution Rate[5]	5.99%

1	Cumulative Year-to-Date Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through January 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

February 10, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of March 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.135 per share to date in fiscal year 2014 (January 1, 2014 to March 31, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.013 (29%)	-- (0%)	-- (0%)	$0.032 (71%)
YTD	$0.135	$0.038 (29%)	-- (0%)	-- (0%)	$0.097 (71%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. Distributions of PFIC Income may result in a return of capital. The amount of net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Year-to-Date Total Return for fiscal year 2014 (January 1, 2014 through February 28, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Year-to-date Total Return and the Fund’s Cumulative Distribution Rate for 2014, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (March 1, 2009 through February 28, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 02/28/2014
Cumulative Year-to-Date Total Return[1]	5.56%
Cumulative Distribution Rate[2]	0.95%
Preceding Five-Year Period 03/01/2009 to 02/28/2014
Average Annual Total Return[3]	31.03%
Average Annual Distribution Rate[4]	6.75%
Current Annualized Distribution Rate[5]	5.71%

1	Cumulative Year-to-Date Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through February 28, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

March 14, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of April 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.18 per share to date in fiscal year 2014 (January 1, 2014 to April 30, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.008 (17%)	-- (0%)	-- (0%)	$0.037 (83%)
YTD	$0.18	$0.031 (17%)	-- (0%)	-- (0%)	$0.149 (83%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. Distributions of PFIC Income may result in a return of capital. The amount of net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Year-to-Date Total Return for fiscal year 2014 (January 1, 2014 through March 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Year-to-date Total Return and the Fund’s Cumulative Distribution Rate for 2014, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (April 1, 2009 through March 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 03/31/2014
Cumulative Year-to-Date Total Return[1]	6.28%
Cumulative Distribution Rate[2]	1.43%
Preceding Five-Year Period 04/01/2009 to 03/31/2014
Average Annual Total Return[3]	30.14%
Average Annual Distribution Rate[4]	6.64%
Current Annualized Distribution Rate[5]	5.70%

1	Cumulative Year-to-Date Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through March 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

April 10, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of May 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.225 per share to date in fiscal year 2014 (January 1, 2014 to May 31, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.019 (42%)	-- (0%)	-- (0%)	$0.026 (58%)
YTD	$0.225	$0.095 (42%)	-- (0%)	-- (0%)	$0.130 (58%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through April 30, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (May 1, 2009 through April 30, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 04/30/2014
Cumulative Total Return[1]	9.59%
Cumulative Distribution Rate[2]	1.85%
Preceding Five-Year Period 05/01/2009 to 04/30/2014
Average Annual Total Return[3]	24.39%
Average Annual Distribution Rate[4]	6.56%
Current Annualized Distribution Rate[5]	5.56%

1	Cumulative Year-to-Date Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through April 30, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

May 12, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of June 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.27 per share to date in fiscal year 2014 (January 1, 2014 to June 30, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.023 (52%)	-- (0%)	-- (0%)	$0.022 (48%)
YTD	$0.27	$0.141 (52%)	-- (0%)	-- (0%)	$0.129 (48%)

*Includes PFIC income, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through May 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (June 1, 2009 through May 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 05/31/2014
Cumulative Total Return[1]	13.48%
Cumulative Distribution Rate[2]	2.25%
Preceding Five-Year Period 06/01/2009 to 05/31/2014
Average Annual Total Return[3]	21.81%
Average Annual Distribution Rate[4]	6.48%
Current Annualized Distribution Rate[5]	5.39%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through May 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

June 10, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of July 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.315 per share to date in fiscal year 2014 (January 1, 2014 to July 31, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.028 (61%)	-- (0%)	-- (0%)	$0.017 (39%)
YTD	$0.315	$0.193 (61%)	-- (0%)	-- (0%)	$0.122 (39%)

*Includes PFIC income, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through June 30, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (July 1, 2009 through June 30, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 06/30/2014
Cumulative Total Return[1]	15.71%
Cumulative Distribution Rate[2]	2.65%
Preceding Five-Year Period 07/01/2009 to 06/30/2014
Average Annual Total Return[3]	21.52%
Average Annual Distribution Rate[4]	6.42%
Current Annualized Distribution Rate[5]	5.31%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through June 30, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

July 14, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of August 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.36 per share to date in fiscal year 2014 (January 1, 2014 to August 31, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.028 (61%)	-- (0%)	-- (0%)	$0.017 (39%)
YTD	$0.36	$0.220 (61%)	-- (0%)	-- (0%)	$0.140 (39%)

*Includes PFIC income, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through July 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (August 1, 2009 through July 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 07/31/2014
Cumulative Total Return[1]	15.41%
Cumulative Distribution Rate[2]	3.12%
Preceding Five-Year Period 08/01/2009 to 07/31/2014
Average Annual Total Return[3]	19.06%
Average Annual Distribution Rate[4]	6.35%
Current Annualized Distribution Rate[5]	5.35%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through July 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

August 11, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of September 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0,405 per share to date in fiscal year 2014 (January 1, 2014 to September 30, 2014). The source of the distribution declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.027 (59%)	-- (0%)	-- (0%)	$0.018 (41%)
YTD	$0.405	$0.240 (59%)	-- (0%)	-- (0%)	$0.165 (41%)

*Includes PFIC income, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through August 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (September 1, 2009 through August 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 08/31/2014
Cumulative Total Return[1]	17.52%
Cumulative Distribution Rate[2]	3.52%
Preceding Five-Year Period 09/01/2009 to 08/31/2014
Average Annual Total Return[3]	16.13%
Average Annual Distribution Rate[4]	6.30%
Current Annualized Distribution Rate[5]	5.27%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through August 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

September 11, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of October 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.45 per share to date in fiscal year 2014 (January 1, 2014 to October 31, 2014). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.016 (35%)	-- (0%)	-- (0%)	$0.029 (65%)
YTD	$0.45	$0.159 (35%)	-- (0%)	-- (0%)	$0.291 (65%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through September 30, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (October 1, 2009 through September 30, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 09/30/2014
Cumulative Total Return[1]	9.66%
Cumulative Distribution Rate[2]	4.26%
Preceding Five-Year Period 10/01/2009 to 09/30/2014
Average Annual Total Return[3]	13.24%
Average Annual Distribution Rate[4]	6.26%
Current Annualized Distribution Rate[5]	5.68%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through September 30, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

October 10, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of November 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.495 per share to date in fiscal year 2014 (January 1, 2014 to November 30, 2014). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.018 (40%)	-- (0%)	-- (0%)	$0.027 (60%)
YTD	$0.495	$0.199 (40%)	-- (0%)	-- (0%)	$0.296 (60%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance Figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through October 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (November 1, 2009 through October 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 10/31/2014
Cumulative Total Return[1]	15.71%
Cumulative Distribution Rate[2]	4.50%
Preceding Five-Year Period 11/01/2009 to 10/31/2014
Average Annual Total Return[3]	14.97%
Average Annual Distribution Rate[4]	6.23%
Current Annualized Distribution Rate[5]	5.41%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through October 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

November 10, 2014

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of December 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.54 per share to date in fiscal year 2014 (January 1, 2014 to December 31, 2014). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.019 (42%)	-- (0%)	-- (0%)	$0.026 (58%)
YTD	$0.54	$0.229 (42%)	-- (0%)	-- (0%)	$0.311 (58%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through November 30, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (December 1, 2009 through November 30, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 11/30/2014
Cumulative Total Return[1]	18.44%
Cumulative Distribution Rate[2]	4.86%
Preceding Five-Year Period 12/01/2009 to 11/30/2014
Average Annual Total Return[3]	14.71%
Average Annual Distribution Rate[4]	6.19%
Current Annualized Distribution Rate[5]	5.30%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through November 30, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

December 11, 2014